EXHIBIT 10.4

THIS 14% SECURED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE MADE SUBJECT TO A SECURITY INTEREST, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED, OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS. TRANSFER OF THIS 14% SECURED NOTE ALSO IS RESTRICTED BY THE SECURITIES PURCHASE AGREEMENT REFERRED TO HEREIN.

CERTIFICATE NO. 2

14% SECURED NOTE

$3,500,000.00	January 16, 2015

For value received, FREUNDLICH SUPPLY COMPANY, INC., a Delaware corporation (“FSC”), TIGER-TIGHT CORP., a Delaware corporation (“TTC”), AERO-MISSILE COMPONENTS, INC., a Delaware corporation (“AMC”), CREATIVE ASSEMBLY SYSTEMS, INC., a Delaware corporation (“CAS” and together with FSC, TTC and AMC, “Issuer Parties”), hereby promise to pay to the order of C3 CAPITAL PARTNERS III, L.P., a Delaware limited partnership (together with its successors and assigns, “Holder”), at its office at 1511 Baltimore Ave., Suite 500, Kansas City, Missouri 64108, or at such other place as Holder may from time to time designate, the sum of THREE MILLION FIVE HUNDRED AND NO/100 DOLLARS ($3,500,000.00) together with interest thereon, as provided herein, from the date set forth in Section 2 below until fully paid (the “Indebtedness”). This 14% Secured Note (as amended, modified, supplemented, restated, or renewed, from time to time, the “Note”) is issued pursuant to a Securities Purchase Agreement dated as of the date hereof (as amended, modified, or replaced from time to time, the “Securities Purchase Agreement”) among Issuer Parties, Precision Aerospace Components, Inc. (“Precision”), and Holder.

1.Payment of Principal and Interest. Subject to acceleration or earlier required payment as provided for elsewhere in this Note, the Securities Purchase Agreement or any of the other agreements, documents, and instruments relating to any of the Indebtedness or any security therefor that are required by the Securities Purchase Agreement to be executed and delivered to or for the benefit of Holder (collectively, together with this Note, Note A (as defined in the Securities Purchase Agreement) and the Securities Purchase Agreement, the “Investment Documents”), the principal balance of this Note, and any accrued and unpaid interest thereon, shall be due and payable as follows:

(a) A monthly cash payment equal to the amount of all accrued interest on the then outstanding principal balance shall be due and payable in arrears on (i) the first day of each month (for the immediately preceding month) beginning with February 1, 2015, and continuing on the first day of each month thereafter, and (ii) with the final payment due on January 16, 2020 (the “Maturity Date”); and

(b) The balance of all unpaid principal and interest thereon and all other amounts owed pursuant to this Note shall be due and payable on the Maturity Date.

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If any interest is not paid on the date required under this Note, then Holder in its sole and absolute discretion may without notice (i) cause such interest to be capitalized and added to the outstanding principal balance of this Note or (ii) cause such interest to remain due and owing. Any interest capitalized and added to the outstanding principal balance of this Note shall not cure any Event of Default (defined below).

Issuer Parties shall make all payments payable in cash under this Note in lawful money of the United States. All payments paid by Issuer Parties to Holder under this Note and under the other Investment Documents shall be applied in the following order of priority: (i) to amounts, other than principal and interest, due to Holder pursuant to this Note or the other Investment Documents; (ii) to accrued but unpaid interest on this Note; and (iii) to the unpaid principal balance of this Note. Issuer Parties irrevocably waive the right to direct the application of any and all payments at any time hereafter received by Holder from or on behalf of Issuer Parties, and Issuer Parties irrevocably agree that Holder shall have the continuing exclusive right to apply any and all such payments against the then due and owing obligations of Issuer Parties in such order of priority as Holder may deem advisable. If Issuer Parties make any payment of principal, interest or other amounts upon the Indebtedness by check, draft, or other remittance, Holder shall not be deemed to have received such payment until Holder actually receives the payment instrument.

If any payment under this Note is due on a day other than a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day. For purposes of this Note, “Business Day” shall mean any day other than a Saturday, Sunday or public holiday under the Laws of the State of Missouri or other day on which banking institutions are authorized or obligated to close in Kansas City, Missouri.

2. Calculation of Interest. Interest shall accrue on the outstanding principal balance at the end of each day on which any amount is outstanding under this Note at the rate of fourteen percent (14%) per annum (the “Interest Rate”), compounded monthly. Interest shall be calculated on a daily basis (computed on the actual number of days elapsed over a year of 360 days), commencing on the date hereof, and shall be based upon the outstanding principal balance at the end of each day.

3. Prepayment. Issuer Parties may prepay all or any portion of the outstanding principal balance at any time following the payment in full of Note A (as defined in the Securities Purchase Agreement), but: (a) until the first anniversary of the date of this Note, any such prepayment must be accompanied by an additional payment equal to three percent (3%) of the amount of such prepayment; (b) after the first anniversary of the date of this Note until the second anniversary of the date of this Note any such prepayment must be accompanied by an additional payment equal to two percent (2%) of the amount of such prepayment; and (c) after the second anniversary of the date of this Note until the third anniversary of the date of this Note any such prepayment must be accompanied by an additional payment equal to one percent (1%) of the amount of such prepayment; provided, that no such prepayment penalty shall apply to any prepayment that results solely from the cash flows of Issuer Parties, provided that such cash flow is not directly or indirectly from proceeds of Indebtedness, refinancing, recapitalization or any other borrowed amount.

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4. Waiver. Payment of principal and interest due under this Note shall be made without presentment or demand. Issuer Parties and all others at any time liable directly or indirectly (including Issuer Parties, any co-makers, endorsers, sureties and guarantors, all of which are referred to herein as “Parties”), severally waive presentment, demand and protest, notice of protest, demand, dishonor, nonpayment, intent to accelerate, acceleration and all other notices or demands in connection with delivery, acceptance, performance, default or endorsement of this Note, and all diligence in collection and agree to pay all costs of collection when incurred, including reasonable attorneys’ fees and expenses actually incurred, and to perform and comply with each of the covenants, conditions, provisions, and agreements of Issuer Parties contained in the Investment Documents. No release by Holder of any security for payment of the Indebtedness or any modification or restructuring in respect of any lien or security interest held or at any time obtained or acquired by Holder for payment of such Indebtedness shall operate to release, discharge, impair or alter the liability of any Party liable at any time directly or indirectly for payment of such Indebtedness.

5. Renewal and Modification. Issuer Parties further agree that the Indebtedness may be from time to time extended, renewed, modified, rearranged, or evidenced by one or more other notes or obligations in substitution for this Note and upon and for such term or terms agreed to by Issuer Parties and Holder in writing, and with or without notice to other Parties. Issuer Parties agree that upon and after such extension, renewal, modification, rearrangement, substitution, or other change in form of the Indebtedness, each Party shall remain liable in respect of the Indebtedness so renewed, extended, modified, rearranged, or otherwise evidenced in the same capacity and to the same extent as prior thereto. No release or discharge (in whole or in part) of any Party hereto by Holder shall in any manner impair, release, discharge, or alter the liability of any other Party.

6. Events of Default. Any one or more of the following events shall constitute an event of default (each, an “Event of Default”) under this Note: (a) Issuer Parties fail to timely pay as and when due any monetary obligation under this Note in accordance with the terms of this Note; or (b) an “Event of Default” under any other Investment Document shall have occurred.

7. Rights and Remedies. Upon the occurrence, and during the continuation, of an Event of Default (a) all Indebtedness and all other amounts due and owing under this Note shall (at the option of Holder) immediately become due and payable without demand and without notice to Issuer Parties, (b) Holder shall have all rights, powers and remedies set forth in the Investment Documents, as well as any and all rights and remedies available to it under any applicable law or as otherwise provided at law or in equity, (c) Issuer Parties shall pay to Holder, in addition to the sums stated above, the costs of collection, regardless of whether litigation is commenced, including reasonable attorneys’ fees, and (d) notwithstanding any other provision of this Note, if any Event of Default occurs under this Note or any Investment Document, then the Interest Rate shall increase immediately, and for so long as such Event of Default is continuing, by an increment of three percent (3.0%) per annum, so that, for instance, the Interest Rate from and after the applicable Event of Default shall be seventeen percent (17%) per annum. Any increase of the interest rate resulting from the operation of this Section 7 shall terminate as of the close of business on the date on which no Events of Default exists (subject to subsequent increases pursuant to this Section 7). In no event will the Interest Rate increase to an amount greater than the maximum lawful rate of interest under any applicable law or regulation of any governmental authority having jurisdiction (the “Maximum Legal Rate”), limiting the amount of interest that may be paid for the loan, use or detention of money.

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Holder’s rights and remedies under this Note and the other Investment Documents shall be cumulative. Holder shall have all other rights and remedies not inconsistent herewith as provided under the Uniform Commercial Code as in effect in the State of Missouri, or otherwise by law, or in equity. No exercise by Holder of one right or remedy shall be deemed an election, and no waiver by Holder of any Event of Default shall be deemed a continuing waiver. No delay by Holder shall constitute a waiver, election, or acquiescence by it.

8. Revival and Reinstatement of Note. To the extent that any payment to Holder or any payment or proceeds of any collateral received by Holder in reduction of the Indebtedness is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, to Issuer Parties (or Issuer Parties’ successor) as a debtor-in-possession, or to a receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then the portion of the Indebtedness intended to have been satisfied by such payment or proceeds shall remain due and payable hereunder, be evidenced by this Note, and shall continue in full force and effect as if such payment or proceeds had never been received by Holder whether or not this Note has been marked “paid” or otherwise canceled or satisfied or has been delivered to Issuer Parties, and in such event Issuer Parties shall be immediately obligated to return the original Note to Holder and any marking of “paid” or other similar marking shall be of no force and effect.

9. Savings Clause. This Note is subject to the express condition that at no time shall Issuer Parties be obligated or required to pay interest on the principal balance of the Indebtedness at a rate which could subject Holder to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate. If, by the terms of this Note, the Securities Purchase Agreement, or the other Investment Documents, Issuer Parties are at any time required or obligated to pay interest on the principal balance due under this Note at a rate in excess of the Maximum Legal Rate, the Interest Rate shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due under this Note. All sums paid or agreed to be paid to Holder for the use, forbearance, or detention of the sums due under this Note, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of this Note until payment in full so that the rate or amount of interest on account of this Note does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to this Note for so long as this Note is outstanding.

10. Authority. Issuer Parties warrant and represent that the persons or officers who are executing this Note and the other Investment Documents on behalf of Issuer Parties have full right, power and authority to do so, and that this Note and the other Investment Documents constitute valid and binding documents, enforceable against Issuer Parties in accordance with their terms, and that no other person, entity, or party is required to sign, approve, or consent to, this Note.

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11. Governing Law; Consent to Forum. This Note shall be governed by the laws of the State of Missouri without giving effect to any choice of law rules thereof; provided, however, that if any of the collateral securing the Indebtedness shall be located in any jurisdiction other than Missouri, the laws of such jurisdiction shall govern the method, manner, and procedure for foreclosure of Holder’s security interest, lien or mortgage upon such collateral and the enforcement of Holder’s other remedies in respect of such collateral to the extent that the laws of such jurisdiction are different from or inconsistent with the laws of Missouri. AS PART OF THE CONSIDERATION FOR NEW VALUE THIS DAY RECEIVED, ISSUER PARTIES HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE WESTERN DISTRICT OF MISSOURI, AND WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. ISSUER PARTIES WAIVE ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. ISSUER PARTIES FURTHER AGREE NOT TO ASSERT AGAINST HOLDER (EXCEPT BY WAY OF A DEFENSE OR COUNTERCLAIM IN A PROCEEDING INITIATED BY HOLDER) ANY CLAIM OR OTHER ASSERTION OF LIABILITY WITH RESPECT TO THIS NOTE, THE OTHER INVESTMENT DOCUMENTS, HOLDER’S CONDUCT, OR OTHERWISE IN ANY JURISDICTION OTHER THAN THE FOREGOING JURISDICTION.

12. Waiver of Jury Trial and Counterclaims. TO THE FULLEST EXTENT PERMITTED BY LAW, AND AS SEPARATELY BARGAINED-FOR CONSIDERATION TO HOLDER, ISSUER PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY (WHICH HOLDER ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING, OR IN ANY COUNTERCLAIM OF ANY KIND ARISING OUT OF OR OTHERWISE RELATING TO THIS NOTE, THE INDEBTEDNESS, THE COLLATERAL SECURING THE INDEBTEDNESS, OR THE HOLDER’S CONDUCT IN RESPECT OF ANY OF THE FOREGOING.

13. Transfer of Note. Issuer Parties shall not transfer any obligations under this Note without Holder’s prior written consent, which may be withheld in Holder’s sole and absolute discretion. Holder may assign, by sale, participation, or otherwise any of its rights and obligations under this Note to any affiliate of Holder. With the prior consent of Issuer Parties, which consent shall not be unreasonably withheld, conditioned or delayed, Holder may sell, subject to applicable laws, including applicable securities laws (including the sale of participations or other similar interests), assign, transfer or otherwise dispose of all or any portion of its interest in this Note (including Holder’s rights, title, interests, remedies, powers and duties under this Note) to a purchaser, participant, any syndicate, or any other person or entity (each, a “Note Purchaser”). In connection with any such disposition (and thereafter), Holder may disclose any financial information Holder may have concerning Issuer Parties to any such Note Purchaser or potential Note Purchaser. Notwithstanding the foregoing, no consent of Issuer Parties will be required in connection with any transfer as described in this Section 13 so long as an Event of Default or an event or occurrence that, with the passage of time or the giving of notice or both, would constitute an Event of Default, has occurred and is continuing

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14. Further Assurances. Issuer Parties agree to execute and deliver such further documents and to do such other acts as Holder may request in order to effect or carry out the terms of this Note and the other Investment Documents and the due performance of Issuer Parties’ obligations hereunder and thereunder.

15. Relationship to Security Agreement. This Note is the Note referred to in the Security Agreements (the “Security Agreements”) dated as of the date hereof by and between each Issuer Party, Precision, and Holder. This Note is entitled to the benefits of, shall be construed in accordance with, and is secured by the liens and security interests granted in the Security Agreement.

16. Miscellaneous.

(a) Time is of the essence with respect to this Note.

(b) Any provision of this Note that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Note in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(c) This Note and the other Investment Documents collectively: (i) constitute the final expression of the agreement between Issuer Parties and Holder concerning the Indebtedness; (ii) contain the entire agreement between Issuer Parties and Holder respecting the matters set forth herein and in the other Investment Documents; and (iii) may not be contradicted by evidence of any prior or contemporaneous oral agreements or understandings between Issuer Parties and Holder. Neither this Note nor any of the terms of this Note may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought.

(d) If there is a conflict between or among the terms, covenants, conditions or provisions of this Note and the other Investment Documents, then any term, covenant, condition or provision that Holder may elect to enforce from time to time so as to enlarge the interest of Holder in its security for the Indebtedness, afford Holder the maximum financial benefits or security for the Indebtedness, or provide Holder the maximum assurance of payment of the Indebtedness in full, shall control. ISSUER PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE BEEN PROVIDED WITH SUFFICIENT AND NECESSARY TIME AND OPPORTUNITY TO REVIEW THE TERMS OF THIS NOTE AND EACH OF THE INVESTMENT DOCUMENTS WITH ANY AND ALL COUNSEL IT DEEMS APPROPRIATE, AND THAT NO INFERENCE IN FAVOR OF, OR AGAINST, HOLDER OR ISSUERS SHALL BE DRAWN FROM THE FACT THAT EITHER SUCH PARTY HAS DRAFTED ANY PORTION OF THIS NOTE OR ANY OF THE INVESTMENT DOCUMENTS.

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(e) The terms “include”, “including” and similar terms shall be construed as if followed by the phrase “without being limited to.” The term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” Words of masculine, feminine or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural number, and vice versa. All article, section, schedule, and exhibit captions are used for convenient reference only and in no way define, limit or describe the scope or intent of, or in any way affect, any such article, section, schedule, or exhibit. Unless the context of this Note clearly requires otherwise, references to the plural include the singular, references to the singular include the plural. Any reference in this Note or in the Investment Documents to this Note or to any of the Investment Documents shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements thereto and thereof, as applicable. An Event of Default shall “continue” or be “continuing” until such Event of Default has been waived in writing by Holder or completely cured in accordance with the terms of the applicable Investment Documents.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this 14% Secured Note on the date first written above.

ISSUER PARTIES:	FREUNDLICH SUPPLY COMPANY, INC., a Delaware corporation

By:
Name:
Title:

TIGER-TIGHT CORP., a Delaware corporation

By:
Name:
Title:

AERO-MISSILE COMPONENTS, INC., a Delaware corporation

By:
Name:
Title:

CREATIVE ASSEMBLY SYSTEMS, INC., a Delaware corporation

By:
Name:
Title:

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